UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2015

Westamerica Bancorporation

(Exact name of registrant as specified in its charter)

California	001-09383	94-2156203
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1108 Fifth Avenue San Rafael, California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (707) 863-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Accounting Firm

On February 25, 2015, the Audit Committee of the Board of Directors of Westamerica Bancorporation (the “Company”), dismissed KPMG LLP as the Company’s principal independent accounting firm upon completion of the audit of the consolidated financial statements as of and for the year ended December 31, 2014.

During the Company’s two most recent fiscal years ended December 31, 2014, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to KPMG LLP’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of KPMG LLP on the consolidated financial statements of the Company as of December 31, 2014 and 2013, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company furnished a copy of the above disclosure to KPMG LLP and requested that KPMG LLP provide a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of the letter from KPMG LLP dated March 3, 2015 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Accounting Firm

On February 25, 2015, the Audit Committee of the Board of Directors of the Company approved the engagement of Crowe Horwath LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. During the Company’s two fiscal years ended December 31, 2014 and 2013 neither the Company, nor anyone on its behalf, consulted with Crowe regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) or any matter that was either the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits

The exhibit list called for by this Item is incorporated by reference to the exhibit index filed as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2015	WESTAMERICA BANCORPORATION
(Registrant)

	By:	/s/ John “Robert” Thorson
John “Robert” Thorson
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 16.1	Letter to Securities and Exchange Commission from KPMG LLP, dated March 3, 2015.